Exhibit 99.1

PRESS RELEASE Steven Cantor VP of Corporate Relations T +1 978 436 6750 irelations@entegris.com

FOR RELEASE AT 7AM ET

Entegris Reports First-Quarter Results

•	Quarterly revenue of $267.0 million

•	GAAP net income of $16.2 million, or $0.11 per diluted share

•	Non-GAAP net income of $23.6 million, or $0.17 per diluted share

BILLERICA, Mass., April 26, 2016 – Entegris, Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s first quarter ended April 2, 2016.

The Company recorded first-quarter sales of $267.0 million. First-quarter net income of $16.2 million, or $0.11 per diluted share, included amortization of intangible assets of $11.3 million. Non-GAAP net income was $23.6 million, or $0.17 per diluted share.

Bertrand Loy, president and chief executive officer, said: “I am very pleased with the quality of our execution as our first quarter sales exceeded the high end of our expectations and we generated solid cash flow from operations. During the first quarter we saw strong demand for our advanced microenvironment and liquid packaging product platforms. These products are part of a broad portfolio of solutions that are addressing the semiconductor industry’s increasing requirements for higher degrees of purity and cleanliness in their process chemistries and manufacturing processes.”

Mr. Loy added: “These emerging requirements represent incremental opportunities across the semiconductor ecosystem that we believe will be important growth drivers for Entegris in the future. Looking ahead, continued demand trends for our solutions position us for a strong second quarter.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q1-2016	Q1-2015	Q4-2015
Net sales	$267,024	$263,373	$266,786
Operating income	$29,559	$27,539	$20,116
Operating margin	11.1%	10.5%	7.5%
Net income	$16,212	$14,872	$17,573
Earnings per share (EPS)	$0.11	$0.11	$0.12

Non-GAAP adjusted operating income	$40,848	$42,458	$37,141
Adjusted operating margin	15.3%	16.1%	13.9%
Non-GAAP net income	$23,617	$25,446	$28,822
Non-GAAP EPS	$0.17	$0.18	$0.20

129 Concord Road | Billerica, MA 01821 USA | T +1 978 436 6500

Second-Quarter Outlook

For the fiscal second quarter ending July 2, 2016 the Company expects sales of $270 million to $285 million, net income of $19 million to $24 million, and net income per diluted share between $0.13 to $0.17 per share. On a non-GAAP basis, EPS is expected to range from $0.18 to $0.22 per diluted share, which reflects net income on a non-GAAP basis in the range of $26 million to $31 million, which is adjusted for expected amortization expense of approximately $11.0 million or $0.05 per share.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release. CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

First-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the first quarter on Tuesday, April 26, 2016, at 10:00 a.m. Eastern Time. Participants should dial 785-424-1666 or toll-free 877-876-9177, referencing confirmation code 4849122. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting April 26, 2016 at 1:00 p.m. (ET) until Thursday, June 9, 2016. The replay can be accessed by using passcode 4849122 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

Please also refer to Management’s slide presentation concerning first-quarter results which may be referred to during the call. This presentation will be posted on the investor relations section of www.entegris.com Tuesday morning before the call.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Entegris, Inc. | page 2 of 10

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statements of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Common Stock” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2015, filed with the U.S Securities and Exchange Commission on February 29, 2016, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	April 2, 2016	March 28, 2015	December 31, 2015
Net sales	$267,024	$263,373	$266,786
Cost of sales	152,318	146,837	157,488

Gross profit	114,706	116,536	109,298
Selling, general and administrative expenses	47,956	50,890	51,024
Engineering, research and development expenses	25,902	25,800	26,717
Amortization of intangible assets	11,289	12,307	11,441

Operating income	29,559	27,539	20,116
Interest expense, net	9,149	9,628	9,694
Other income, net	(675)	(1,733)	(3,889)

Income before income tax expense (benefit) and equity in net loss of affiliates	21,085	19,644	14,311
Income tax expense (benefit)	4,873	4,670	(4,731)
Equity in net loss of affiliates	—	102	1,469

Net income	$16,212	$14,872	$17,573

Basic net income per common share:	$0.12	$0.11	$0.13
Diluted net income per common share:	$0.11	$0.11	$0.12

Weighted average shares outstanding:
Basic	140,780	139,984	140,567
Diluted	141,371	140,740	141,433

Entegris, Inc. | page 4 of 10

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	April 2, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$344,403	$349,825
Short-term investments	1,140	2,181
Accounts receivable, net	149,824	141,409
Inventories	184,030	173,176
Deferred tax charges and refundable income taxes	18,762	18,943
Other current assets	21,622	23,253

Total current assets	719,781	708,787

Property, plant and equipment, net	322,729	321,301

Goodwill	343,286	342,111
Intangible assets	251,803	258,942
Deferred tax assets	8,241	7,771
Other assets	7,990	7,785

Total assets	$1,653,830	$1,646,697

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$50,000	$50,000
Accounts payable	47,550	36,916
Accrued liabilities	52,528	75,859
Income tax payable	11,625	12,775

Total current liabilities	161,703	175,550

Long-term debt, excluding current maturities	606,630	606,044
Other liabilities	63,743	62,220
Shareholders’ equity	821,754	802,883

Total liabilities and shareholders’ equity	$1,653,830	$1,646,697

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended
	April 2, 2016	March 28, 2015
Operating activities:
Net income	$16,212	$14,872
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,700	13,319
Amortization	11,289	12,307
Stock-based compensation expense	2,861	2,258
Provision for deferred income taxes	(211)	(2,833)
Other	4,796	2,908

Changes in operating assets and liabilities:

Trade accounts and notes receivable	(6,799)	(32,246)
Inventories	(12,998)	(7,512)
Accounts payable and accrued liabilities	(9,510)	(5,962)
Income taxes payable and refundable income taxes	(726)	3,241
Other	(1,275)	(484)

Net cash provided by (used in) operating activities	17,339	(132)

Investing activities:
Acquisition of property and equipment	(17,819)	(20,488)
Other	(2,495)	1,060

Net cash used in investing activities	(20,314)	(19,428)

Financing activities:
Payments on long-term debt	—	(25,000)
Issuance of common stock	—	520
Repurchase and retirement of common stock	(3,573)	—
Taxes paid related to net share settlement of equity awards	(2,067)	(2,053)
Other	49	135

Net cash used in financing activities	(5,591)	(26,398)

Effect of exchange rate changes on cash	3,144	(2,354)

Decrease in cash and cash equivalents	(5,422)	(48,312)
Cash and cash equivalents at beginning of year	349,825	389,699

Cash and cash equivalents at end of year	$344,403	$341,387

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Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended
Net sales	April 2, 2016	March 28, 2015	December 31, 2015
Critical Materials Handling	$166,229	$167,468	$163,567
Electronic Materials	100,795	95,905	103,219

Total net sales	$267,024	$263,373	$266,786

	Three months ended
Segment profit	April 2, 2016	March 28, 2015	December 31, 2015
Critical Materials Handling	$37,892	$41,341	$33,030
Electronic Materials	21,575	20,222	21,953

Total segment profit	59,467	61,563	54,983
Amortization of intangibles	11,289	12,307	11,441
Unallocated expenses	18,619	21,717	23,426

Total operating income	$29,559	$27,539	$20,116

Entegris, Inc. | page 7 of 10

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended April 2, 2016
	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$267,024	$—	$267,024
Cost of sales	152,318	—	152,318

Gross profit	114,706	—	114,706
Selling, general and administrative expenses	47,956	—	47,956
Engineering, research and development expenses	25,902	—	25,902
Amortization of intangible assets (a)	11,289	(11,289)	—

Operating income	29,559	11,289	40,848
Interest expense, net	9,149	—	9,149
Other income, net (b)	(675)	118	(557)

Income before income tax expense and equity in net loss of affiliates	21,085	11,171	32,256
Income tax expense (c)	4,873	3,766	8,639

Net income	$16,212	$7,405	$23,617

Basic income per common share:	$0.12	$0.05	$0.17
Diluted income per common share:	$0.11	$0.05	$0.17
Weighted average shares outstanding:
Basic	140,780	140,780	140,780
Diluted	141,371	141,371	141,371

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to better facilitate the assessment and measurement of the Company’s operating performance.

a)	Amortization expense for the three months ended April 2, 2016 is adjusted for $11.3 million for amortization expense related to acquisitions.

b)	Other income, net for the three months ended April 2, 2016 is adjusted for a $0.1 million gain on the sale of an equity investment.

c)	Income tax expense for the three months ended April 2, 2016 is adjusted for $3.8 million related to the adjustments noted above.

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended
	April 2, 2016	March 28, 2015	December 31, 2015
Net sales	$267,024	$263,373	$266,786

Net income	$16,212	$14,872	$17,573
Adjustments to net income:
Equity in net loss of affiliates	—	102	1,469
Income tax expense (benefit)	4,873	4,670	(4,731)
Interest expense, net	9,149	9,628	9,694
Other income, net	(675)	(1,733)	(3,889)

GAAP – Operating income	29,559	27,539	20,116
Integration costs	—	2,612	5,584
Amortization of intangible assets	11,289	12,307	11,441

Adjusted operating income	40,848	42,458	37,141
Depreciation	13,700	13,319	14,225

Adjusted EBITDA	$54,548	$55,777	$51,366

Adjusted operating margin	15.3%	16.1%	13.9%
Adjusted EBITDA – as a % of net sales	20.4%	21.2%	19.3%

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended
	April 2, 2016	March 28, 2015	December 31, 2015
GAAP net income	$16,212	$14,872	$17,573
Adjustments to net income:
Integration costs	—	2,612	5,584
Net (gain) loss on impairment or sale of investment	(118)	673	(2,016)
Amortization of intangible assets	11,289	12,307	11,441
Tax effect of adjustments to net income	(3,766)	(5,018)	(3,760)

Non-GAAP net income	$23,617	$25,446	$28,822

Diluted earnings per common share	$0.11	$0.11	$0.12
Effect of adjustments to net income	0.05	0.08	0.08
Diluted non-GAAP earnings per common share	$0.17	$0.18	$0.20

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